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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                           ---------------------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 25, 2004

                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           MARYLAND                  001-13417              13-3950486
 (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)


              379 THORNALL STREET, EDISON, NEW JERSEY           08837
                (Address of principal executive offices)      (ZIP Code)

Registrant's telephone number, including area code: (732) 548-0101

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

         On October 25, 2004, Irma N. Tavares, 49, was named Chief Operating Officer of Hanover Capital Mortgage Holdings, Inc. (the "Company"). Ms. Tavares has worked for the Company since its inception in June 1997 and has served as a member of its Board of Directors since that time. Ms. Tavares will no longer serve as one of the Company's Senior Managing Directors, a position she has held since 2000.

         Ms. Tavares has been a Senior Managing Director and a Director of Hanover Capital Partners Ltd., a wholly-owned subsidiary of the Company, since its formation in 1989. Ms. Tavares has served as a Director and President of HanoverTrade, Inc., a wholly-owned subsidiary of the Company, since its formation in 1999. Before joining the Company, Ms. Tavares held mortgage-related trading positions at both Citicorp Investment Bank from 1983 to 1987 and Bankers Trust Company from 1987 to 1989.

         The information related to certain transactions between Ms. Tavares and the Company set forth in the Company's Quarterly Report on Form 10-Q/A for the three months ended June 30, 2004, filed with the Securities Exchange Commission (the "SEC") on August 17, 2004, under Note 4 to the Company's Condensed Consolidated Financial Statements, and in the Company's Definitive Proxy Statement on Form 14A, filed with the SEC on April 29, 2004 (the "Proxy Statement"), under the captions "Certain Relationships and Related Transactions
- Formation Transactions," "Certain Relationships and Related Transactions - Repurchase of Our Common Stock," "Certain Relationships and Related Transactions
- Loans to Executive Officers" and "Executive Compensation - Change in Control," is incorporated by reference herein.

         The description of the material terms of the Amended and Restated Employment Agreement, dated as of July 1, 2002 (the "Employment Agreement"), between Ms. Tavares and the Company, in the Proxy Statement, under the caption "Executive Compensation - Employment Agreements," is incorporated by reference herein. In connection with her appointment as Chief Operating Officer, Ms. Tavares will receive a salary increase in accordance with the Employment Agreement.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Company's announcement regarding the appointment of Ms. Tavares as the Chief Operating Officer of the Company.

Item 9.01. Financial Statements and Exhibits

         (c) Exhibits.

                  99.1 Press Release dated October 25, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Hanover Capital Mortgage Holdings, Inc.


                                    /s/ J. Holly Loux
                                    ------------------------------------------
                                    Name:  J. Holly Loux
                                    Title: Chief Financial Officer and Treasurer

Date: October 25, 2004

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                                INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION
Exhibit 99.1        Press Release dated October 25, 2004.

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